UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 4, 2006

NAYNA NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-13822	83-0210455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 ROSE ORCHARD WAY
SAN JOSE, CALIFORNIA 95134

(Address of principal executive offices, including zip code)

(408) 956-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 4, 2006, Nayna Networks, Inc. released a shareholders letter, which is attached to this filing as Exhibit 99.1. The press release attached hereto as Exhibit 99.1 is furnished pursuant to Regulation FD and shall not be deemed to be "filed".

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

99.1 Press release dated January 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAYNA NETWORKS, INC.

By:	/s/Naveen S. Bisht
Naveen S. Bisht
President and Chief Executive Officer

Date: January 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 4, 2006